Capital Senior Living Company Presentation Exhibit 99.2

Forward-Looking Statements The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company’s ability to complete the refinancing of certain of our wholly owned communities, realize the anticipated savings related to such financing, find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations among others, and other risks and factors identified from time to time in our reports filed with the Securities and Exchange Commission The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Non-GAAP Financial Measures Adjusted EBITDAR, Adjusted EBITDAR Margin, Adjusted Net Income and Adjusted CFFO are financial measures of operating performance that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures may have material limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. As a result, these non-GAAP financial measures should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP. The Company believes that these non-GAAP measures are useful in identifying trends in day-to-day performance because they exclude items that are of little or no significance to operations and provide indicators to management of progress in achieving optimal operating performance. In addition, these measures are used by many research analysts and investors to evaluate the performance and the value of companies in the senior living industry. The Company strongly urges you to review the reconciliation of net income from operations to Adjusted EBITDAR and Adjusted EBITDAR Margin and the reconciliation of net loss to Adjusted Net Income and Adjusted CFFO, each of which is included at the end of the Company’s earnings releases, along with the Company’s consolidated balance sheets, statements of operations, and statements of cash flows.

Capital Senior Living is Well Positioned For Sustainable Growth Value leader in geographically concentrated regions providing quality seniors housing and care at reasonable prices Highest percentage of wholly-owned communities among top seniors housing operators generating strong cash flow Straight forward private-pay business model Executing on disciplined accretive growth initiatives through wholly-owned acquisitions, conversions to higher levels of care, renovations and refurbishments Industry benefits from need-driven demand, limited new supply and an improving housing market and economy Economic barriers limit new supply in local markets

The Seniors Housing Market is Highly Fragmented Top 10 Top 25 Source: IBISWorld, Provider Magazine, and Barclays Research Top 10 Top 25 Top 25 Remaining Market Independent Living Companies 75% 20% 25% Assisted Living Companies 63% 29% 37% Top 10

Capital Senior Living Has Highest Percentage of Wholly-owned Communities of Top U.S. Operators Rank Company Units Operated % Owned 1 Brookdale Senior Living 110,443 33.8% 2 Holiday Retirement 37,657 36.6% 3 LCS 32,172 14.9% 4 Five Star Senior Living 31,267 9.8% 5 Sunrise Senior Living LLC 22,561 0.0% 6 Erickson Living 20,517 28.2% 7 Senior Lifestyle Corporation 20,334 82.0% * 8 Atria Senior Living Inc. 17,958 0.0% 9 Capital Senior Living Corporation 1 11,632 57.8% 10 Elmcroft Senior Living 8,874 0.0% Source: ASHA 50 2015 * Mostly minority interests in joint ventures Largest U.S. Seniors Housing Operators 1 As of October 31, 2015 the unit count is 12,378 and the % owned is 57.9%

Capital Senior Living’s Competitive Advantages in Highly Fragmented Industry Exceptional talent and reputation Economies of scale and operating efficiencies Strong cash flow funds investments in technology, training, systems, conversions, renovations, refurbishments and accretive acquisitions Enhanced sales and marketing initiatives Quality Assurance Programs Solid reputation and 95% resident satisfaction

Demand Pull/Cost Push Pressures Favor Senior Living Aging, Demographics, Acuity Levels and Disabilities Rising Penetration Rates Fewer Family Caregivers Social Engagement, Support and Emotional Well-Being Accountable Care Organizations Post Acute Care Collaboration Fee-For-Service Framework vs. Quality and Value-Based Outcomes (Cost Considerations) Source: 2015 NIC for Seniors Housing & Care Age-Restricted Housing Independent Living Assisted Living Memory Care Skilled Nursing Hospital

Assisted Living Is a Lower Cost Alternative for Post-Acute Care Higher Average Cost Lower Average Cost Acute Care Post-Acute Care Continuum Hospital $1,819/day Long-Term Care Hospital $1,450/day Inpatient Rehab Facility $1,314/day Skilled Nursing Property $432/day $190/day Home w/ Home Health Care Assisted Living $121/day Sources: Medicare Payment Advisory Committee (MedPAC), Report to Congress, March 2012; American Hospital Association (AHA) Statistics, 2012 Edition; Genworth Financial 2013 Cost of Care Survey; MEDICARE& MEDICAIDRESEARCH REVIEW/ 2012 Statistical Supplement; NIC MAP® Data Service 1Q 2013

Seniors Housing Yields Consistent High Investment Returns Source: NCREIF, NIC MAP Data Service NCREIF Annualized Total Investment Returns (1, 3, 5, 10-Year Periods, as of Q2 2015)

Capital Senior Living Geographic Concentration Capital Senior Living operates 121 communities in geographically concentrated regions with the capacity to serve 15,400 residents AR. 173 AZ. 189 CT. 178 FL. 226 IA. 122 IL. 770 IN. 2,381 MI. 244 MN. 173 MO. 662 MS. 143 NC. 432 SC. 669 NE. 668 NJ. 98 NY. 537 OH. 2,172 TX. 3,870 VA. 455 CA. 408 CA. 408 AZ. 189 Number of residents by State Greater than 2,000 500 - 2,000 Less than 500 As of October 31, 2015 Resident Capacity By State WI. 591 GA. 168 MA. 87

Resident Demographics at CSU Communities Average age of resident: 85 years Average age of resident moving in: 82 years Average stay period: 2-3 years Percent of female residents: 80% Resident turnover is primarily attributed to death or need for higher care

Independent Living – 45% of Resident Capacity Average 108 units per IL community with large common areas and amenities Supportive services, wellness programs, social, recreational and educational events Average monthly rate of $2,599 100% private pay Average length of resident stay is 34 months The Capital Advantage: Senior Living Options

The Capital Advantage: Senior Living Options Assisted Living- 55% of Resident Capacity Average 69 units per community 80% of communities offer AL Assistance with activities of daily living including medication reminders, bathing, dressing and grooming Average monthly rate of $4,064 Substantially all private pay Average length of resident stay is 27 months

The Capital Advantage: Need Driven Demand U.S. population 75+ years old is estimated to be 12% of the population by 2030 compared to 6% in 2012 Only 1.3 million units serving a population of 18.9 million seniors Current 6.9% penetration rate implies demand growth of 40,000 units per year U.S. Seniors Population Trends (75+ years old) (Population in thousands) Source: 2010 Census Summary File 1 and U.S. Census Bureau, Population Division 75% Expected Growth from 2014 to 2030

The Capital Advantage: Increasing Occupancy and Average Monthly Rate Trends

Economic Barriers Limit New Supply in Local Markets Capital Senior Living Average Monthly Rents $3,382 Average Construction Cost per Unit $200,000 Annual Per Unit Cash Flow at 90% Occupancy and 30% Margin $10,958 Return on Investment 5.5% Low investment returns on construction at Capital Senior Living’s average monthly rents limit new supply in local markets

Transformation of Lead Generation CSU Executive Report/Standing Dog/Matrix Care Total Visits

Capital Senior Living Sales: Closing Ratios Closing Ratio % Based on Net Deposits/Tours Capital Senior Living Month End Compliance and Occupancy Reports / REPS Industry Trend Source: Bild & Co. IL Industry Average AL Industry Average

The Capital Advantage: Strategy Focus on our core strengths Capitalize on competitive advantages within each of our regions to maximize the cash flow and value of our communities and our operations Capitalize on the fragmented nature of the senior living industry to strategically aggregate local and regional operators in geographically concentrated regions Increase levels of care through conversions to Assisted Living or Memory Care units Attract and retain the best talent in the senior living industry

Capital Senior Living’s Greatest Resource – Our Employees Starts with hiring the right people with a heart for seniors Most important hire is the Executive Director with senior housing experience Community empowerment is essential due to the local nature of the markets that we serve Empowerment requires Capital Senior Living’s ARA Management Philosophy: A – authority and autonomy R – responsibility A – accountability Regional and corporate team are a support and resource to our onsite operations

Operations senior management average 32 years of senior housing experience Regional/District Operations Managers average 17 years of senior housing experience 10 of 12 Regional/District Operations Managers were promoted from Capital Senior Living Executive Directors Regional Marketing Directors average 18 years of senior housing experience 6 of 9 Regional Marketing Directors were promoted from Capital Senior Living Sales Directors Experienced Corporate Operations Team

Multiple Avenues of Growth Core Growth Conversion of units to higher levels of care Accretive acquisitions of wholly-owned communities Will add back communities currently excluded from non-GAAP financial measures when repositioning is complete

Core Growth Goal is to increase revenue at a rate 50 to 100 bps higher than expenses Occupancy growth is resulting in pricing power Continue to enhance sales and marketing initiatives Renovations and refurbishments enhance growth prospects Proactive expense management Wage pressure is not a concern

Conversions: Significant Increases in Occupancy, Revenue and CFFO Occupancy Prior to Conversions (1) IL AL Total Total Units 6,192 5,434 11,626 Occupied Units 5,287 4,869 10,156 Occupancy % 85.4% 89.6% 87.4% Planned IL to AL Conversions IL AL Vacant Units (225) 225 At 90% Stabilized Occupancy 203 Incremental Conversions (175) 175 (1) As of June 30, 2014 - excludes CCRC’s , Autumn Glen, and Veranda Club Occupancy After Conversions IL AL Total Total Units 5,792 5,834 11,626 Occupied Units 5,112 5,247 10,359 Occupancy % 88.3% 89.9% 89.1% Annual Financial Impact Incremental CFFO: Approx. $0.20 per share

Significant Occupancy Improvement After Conversion Occupancy has increased 11.6 percentage points at communities where conversions were completed in 3Q and 4Q 2014

Conversions: Significant Increases in Occupancy, Revenue, and CFFO 400 units converted at June 30, 2015 Includes 94 units at two of the four communities currently excluded from our Non-GAAP results $0.20 per share of CFFO 100 units to be converted in second half of 2015 $0.03 per share of CFFO 200 units to be converted in 2016 $0.05 per share of CFFO

The Waterford at Thousand Oaks - Renovations New Entry Hall New Dining Room Old Entry Hall Old Dining Room

The Waterford on Huebner - Renovations New Entry Hall New Dining Room Old Entry Hall Old Dining Room

Transformation: Wholly-Owned Portfolio Growth Owned % 32.5% 58.7% 77 Total Properties 121 Total Properties As of October 31, 2015

Strategic Accretive Acquisitions of Wholly-Owned Communities *Based on share count at time of transaction (in millions except number of communities) 2011 2012 2013 2014 Jan – Sept 2015 Combined Purchase Price $83.4 $181.3 $150.4 $160.2 $124.5 $699.8 Communities 7 17 11 8 8 51 Units 551 1,367 881 819 680 4,298 Debt $59.3 $129.5 $112.3 $119.7 $92.6 (1) $513.4 Weighted Average Int. Rate 5.1% 4.5% 5.4% 4.5% 4.3% 4.7% Equity $24.1 $51.8 $38.1 $40.5 $31.9 $186.4 First Year Revenue $21.3 $49.1 $35.1 $36.4 $28.4 $170.3 First Year EBITDAR $7.3 $19.1 $14.1 $15.0 $11.2 $66.7 First Year Cash Flow from Operations (CFFO) $3.4 $9.1 $5.8 $6.7 $5.1 $30.1 First Year CFFO per share* $0.13 $0.34 $0.20 $0.23 $0.18 $1.08 Cash on Cash Return 14.1% 17.6% 15.2% 16.5% 16.0% 16.1% Strategic acquisitions of high quality senior living communities to enhance geographic concentrations – 16.1% cash on cash returns (1) Includes $2.6 million of additional funding expected in first half of 2016.

Acquisition Activity January 2011 – September 2015 Market Off-Market Tot./Avg. Signed Confidentiality Agreements (CA’s) 189 111 300 Pct. Of Total CA’s Signed 63% 37% 100% Offers Submitted 55 46 101 Pct. of Signed CA’s 29% 41% 34% # of Properties 99 127 226 Offers Accepted 19 28 47 Pct. of Offers Submitted 35% 61% 47% # of Properties 19 56 75 Properties Acquired 15 36 51 Pct. Of Total Properties Acquired 29% 71% 100%

Keys to Off-Market Success Extensive industry relationships Name recognition and track record of closing acquisitions Certainty in securing financing Reputation for being responsive, fair and “straight-shooters” Owner / operator Sellers deal with one party (i.e., no capital partner) Continuity of operations post-closing Staff and resident comfort level with Capital Senior Living Keeping transactions confidential

Key Metrics: Consistent Significant Growth Revenue * Adjusted EBITDAR ($ In Millions) ($ In Millions) 17.9% CAGR * Excludes community reimbursement revenue and management services revenue 17.9% CAGR Adjusted EBITDAR Margin Adjusted CFFO per share * Excludes prepaid resident rents and tax savings related to cost segregation studies of $0.25 in 2012 and $0.14 in 2013 22.5% CAGR

Comparative Operating and Financial Metrics Q3 15 YTD Q3 14 YTD % Increase Total Revenues $ 304.6 $ 283.8 7.3% Adjusted EBITDAR $ 106.3 $ 96.5 10.2% % Margin 36.5% 35.3% Adjusted CFFO $ 34.2 $ 28.5 20.0% Adjusted CFFO Per Share $ 1.19 $ 1.01 Note: EBITDAR and CFFO are as adjusted in press releases.

Balance Sheet As of September 30, 2015 (in millions) ASSETS Cash and Securities $ 47.9 Other Current Assets 25.3 Total Current Assets 73.2 Fixed Assets 848.0 Other Assets 38.1 TOTAL ASSETS $ 959.3 LIABILITIES & EQUITY Current Liabilities $ 66.8 Long-Term Debt 697.7 Other Liabilities 55.1 Total Liabilities 819.6 Stockholders’ Equity 139.7 TOTAL LIABILITIES & EQUITY $ 959.3

Debt Overview : 100% Mortgage Debt Debt Maturities Weighted Average Interest Rate (In thousands) Average duration of debt is 8 years, with approximately 94% of all debt maturing in 2021 and after Weighted Average Interest Rate has decreased 137 bps since 2010 * $32 million of this debt is scheduled to be refinanced in the fourth quarter of 2015. * Ninety-eight percent of existing debt has fixed interest rates

Accelerated CFFO Growth through 2018 CAGR: +22% Note: This chart illustrates the potential financial impact of successful execution of our strategic plan; it is not intended as financial guidance. Please see Capital Senior Living’s disclosure related to forward-looking statements. EBITDAR would increase approximately 50%, or $75M, through 2018

Investment Highlights Value leader in geographically concentrated regions Highest percentage of wholly-owned communities among top operators Straight-forward private pay business model Need-driven demand, limited new supply and improving housing market and economy Experienced management team with demonstrated ability to operate, acquire and create shareholder value Larger company competitive advantages in highly-fragmented industry Multiple avenues of growth Strong cash flow generation Solid balance sheet

Capital Senior Living Company Presentation